UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2014

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5343

100 South King Street, Seattle, Washington
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2014, Archer USA, Inc., a Delaware corporation (“Archer USA”) and a wholly owned subsidiary of the registrant, Lenco Mobile, Inc. (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Waterfall International Inc., a Delaware corporation (“Waterfall”). Effective October 31, 2014, Archer USA and Waterfall entered into a First Amendment to Asset Purchase Agreement (the “First Amendment”). Pursuant to the First Amendment, Archer USA and Waterfall agreed, amongst other items, to: (i) reduce the aggregate purchase price from $4 million to $3.9 million (consisting of $2.9 million at closing and up to an additional $1 million in contingent consideration), (ii) exclude certain indemnification claims. from the assets to be assigned to Waterfall and (iii) enter into a Transition Services Agreement – Archer Vendors-Provided Services, pursuant to which Archer USA has agreed to use its best efforts to ensure that three Archer USA vendors provide services that in part will assist Archer USA in providing services for use in the marketing services business sold to Waterfall for a certain period of time.

On September 6, 2014, the Company and Archer USA each filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (the “Bankruptcy Court”). The cases are jointly administered under case number 14-16659-KAO under the caption “In re: Archer USA, Inc.; Lenco Mobile, Inc.” The First Amendment was filed with the Bankruptcy Court on November 4, 2014 and is subject to the Bankruptcy Court’s approval. All documents filed with the Bankruptcy Court, including the Asset Purchase Agreement, the First Amendment and all schedules and attachments thereto, are available for inspection at the Office of the Clerk of the Bankruptcy Court or online at https://ecf.wawb.uscourts.gov/cgi-bin/login.pl.

The foregoing description of the First Amendment, is qualified in its entirety by reference to the text of the First Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

Risk Related the Company’s Equity Securities

The Company cannot predict what the ultimate value of its equity securities may be or whether the holders of its equity securities will receive any distribution in the bankruptcy proceedings; however, it is likely that the Company’s common stock and preferred stock will have very little or no value given the amount of the Company’s liabilities compared to its assets. The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Bankruptcy Filings under Chapter 11 is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “goals”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. Lenco and Archer cautions readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

For Lenco and Archer, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to Lenco's and Archer's filing under Chapter 11 of the Bankruptcy Code, including risks related to obtaining approval and confirmation of Lenco's and Archer's plan of reorganization, the impact of any delay or inability in obtaining such confirmation, and the impact of our restructuring on the holders of our securities; risks related to the ongoing transition of our business; the risk of management or key employees departing the company; the impact of uncertainty regarding our ability to continue as a going concern on our liquidity and prospects; uncertainty concerning the ultimate success of our efforts to secure working capital; the impact of our restructuring on our ability to execute potential divestitures of certain assets and/or subsidiaries; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date the statements are made. Except as required under the federal securities laws and rules and regulations of the SEC, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
2.1	First Amendment to Asset Purchase Agreement between Archer USA Inc. and Waterfall International Inc. dated October 31, 2014.

The schedules referenced in the First Amendment have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: November 10, 2014	By:	/s/ Matthew Harris
Matthew Harris
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	First Amendment to Asset Purchase Agreement between Archer USA Inc. and Waterfall International Inc. dated October 31, 2014.